ADDENDUM TO MINERAL PROPERTIES SALE AND PURCHASE AGREEMENT
        IN RESPECT OF PRIMARY LICENCES No.
        __________, ____________, ___________, ___________and _____________

WHEREAS Director with Company (the Purchaser) and ____________ in Partnership with ____________________________(“the owner”) entered into mineral properties sale and purchase agreement on the 21st day of May, 2009 in respect of the above mentioned Primary Mining Licence (“the Agreement”).

WHEREAS under clause 2.1.5 of the agreement the parties have agreed that the purchaser has options for a final buy out as follows:

Tshs ________________or the pro- rata portion of two percent (2%) of the Net Smelter Production, at the option of the Purchaser, for each PML listed on Schedule A that the Purchaser desires to finalise the purchase option of such Final Buy out Payment to be paid on or before 730days made in 2.1.2, 2.1.3 and 2.1.4 herein.

NOWTHEREFORE, the parties have agreed to add into the content of said clause 2.1.5 of the said agreement as follows:

Addition of a sentence…or 2% of the Net Sale Value immediately after the words 2% Net Smelter production.

Also, the Purchaser may return licenses in the event no viable discovery is made, within 540 days from the date of secondary payment. In the circumstance, the purchaser shall not be liable to the final buy out.

Signed and Delivered on the date first appearing hereinabove by the duly authorized representatives of:

DIRECTOR WITH COMPANY

By    :    Purchaser

Title :    ________________________________

Date :    ________________________________

________________________

By    :   _______________________________

Title :   _______________________________

Date :   _______________________________

________________________

By    :   _______________________________

Title :   _______________________________

Date :   _______________________________

_______________________

By    :   _______________________________

Title :   _______________________________

Date :   _______________________________